UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period:  October 31, 2018

Item 1. Reports to Stockholders.

Rareview Longevity Income Generation Fund

Institutional Class – RVIGX
Retail Class – RLIGX

Annual Report

October 31, 2018

Rareview Longevity Income Generation Fund

December 31, 2018
Dear Shareholder,

The investing environment over the last year has been one of the most challenging in the past century.

For the first time since 1990, as measured by the primary benchmarks, both global equities (MSCI ACWI Index) and global bonds (Bloomberg Barclays Global-Aggregate Total Return Index) are down. Also, 90% of asset classes are posting negative total returns in dollar terms for the year, the highest share since 1901. Such a high percentage is typically only seen in financial or debt crises.

Our message is the same as what we communicated in our last Shareholder Letter from earlier this year. That is, due to the Federal Reserve’s (“Fed”) campaign of dual monetary policy tightening – interest rate increases and a shrinking of the balance sheet – asset price gains will be difficult in the months ahead.

To recap, above all else, the period was marked by upward pressure on US real interest rates. Most noteworthy was that both monetary and fiscal policy drove yields substantially higher.

The current interest rate hiking cycle began in December 2015. Since then, the Fed has raised interest rates eight times by 0.25%, or 2.00% in total. Looking forward to June 2019, the US Treasury market is currently priced for the Fed to raise interest rates two or three more times.

Also, the Fed set out to boldly go where no central bank has gone before. In October 2017, the Fed began actively reducing the $4.5 trillion of government debt on its balance sheet. Because this exercise drains liquidity from the system, this is known as Quantitative Tightening (“QT”), the opposite of Quantitative Easing (“QE”). Currently, the Fed is reducing the balance sheet by $50 billion per month. As a yardstick for monetary tightening, every $100 billion of normalization equates to a 0.10% rise in interest rates. Therefore, the balance sheet reduction in 2018 will feel like the Fed raised interest rates an additional 0.40%. Until further notice from the Fed, the same is expected in 2019.

Rarely do countries ease fiscal policy when the economy nears full employment, but the US did so twice during the period, including $1.5 trillion in tax reform over 10 years and a $400 billion bipartisan budget agreement for the next two years. If you include the $100-200 billion hurricane rebuild effort that was concurrently underway, and the risk of an unprecedented third fiscal stimulus – an infrastructure plan – it is easier to understand why investors became concerned about even higher interest rates. After all, the increase in Government issuance of US Treasuries required to meet this large deficit expansion will be a record. Finally, the deficit hawks were silenced because the Government’s debt ceiling was removed for the next two years. As a result, it became common practice in the professional investment community to argue that interest rates will move higher because the path of fiscal policy is not sustainable and will lead to larger twin deficits and long-term sovereign credit rating downgrades.

To add fuel to the fire, all this happened at a time when the multi-year recovery process in crude oil was nearing completion, and the supply/demand dynamics began shifting to a deficit from a surplus. During the period, crude oil rose 20%. Since crude oil is the key driver of inflation expectations, and the long-end of the US yield curve is the most sensitive to inflation, each 15% sustained move higher in crude oil historically leads to 0.10% higher in 10-year Treasury yields.

Never in my 24-year career have I seen sentiment regarding higher interest rates this one-sided. Every market missionary – from central banks to Wall Street to money managers – was steadfast in supporting this story and declaring victory well in advance.

Collectively, since the bond market can discount probabilities of future interest rate hikes well out into the future, the adjustment was severe across the yield curve.

Rareview Longevity Income Generation Fund

Yield Curve	September 2017 Low	October 2018 High	Increase
2-Year	1.26%	2.91%	1.65%
5-Year	1.63%	3.07%	1.44%
7-Year	1.87%	3.18%	1.31%
10-Year	2.04%	3.23%	1.19%
30-Year	2.66%	3.41%	0.75%

Traditionally, risky asset markets can absorb a 1-standard deviation move per month in bond yields or about 0.10% of higher interest rates. However, 0.30% is too much to handle in a 30-day window.

After moving 0.30% higher in January across the yield curve, the US equity market buckled under the upward pressure on interest rates at the end of January. Over the following week, the CBOE Volatility Index, which reflects the stock market’s estimate of future volatility, increased to 50 from 12, a record. Over those six days, the S&P 500 dropped 12%. While the stock market recouped 75% of those losses over the following three weeks, it took seven months to recapture the all-time high price set in January 2018.

In mid-September, with the S&P 500 at an all-time high price, the Fed signaled that they could raise interest rates above the neutral level, the rate at which real GDP is growing at its trend rate, and inflation is stable.

Following another 0.25% move higher in interest rates over the next 30 days, the US equity market collapsed again, this time falling -11.5% peak-to-trough.

In both cases, it was clear that, prior to the drawdowns, financial assets were underestimating the implications of the Fed tightening. At each juncture, broad markets were priced for the Fed to nail the challenge of tightening at just the right pace to prevent either a slump or an overheating, a task that no central bank has ever accomplished without hardship.

Since the Fed moved into a more deliberate tightening campaign late last year, there has been a rolling bear market across regions, asset classes, and the corporate capital structure. The list of casualties or “pop-up” thunderstorms in both the weakest and strongest links in the capital markets is noteworthy.

Considering this extraordinary period of US monetary and fiscal policy and the long list of casualties across capital markets, the worst in the past century, we believe the Fund held up well.

So, what is next for your investment?

We believe the Fed has surpassed the neutral stance of policy and reached the point where further monetary tightening negatively impacts the financial sector. In the nominal interest rate market, the slope of the yield curve is near zero, and it is inverted across a wide variety of derivative products.

Our asset allocation has not shifted in a meaningful way over the course of the past year. With the expectation that the Fed hiking cycle will continue to wreak havoc on asset prices, we believe it remains prudent to hold less risky bond and stock strategies for this environment. Specifically, a defensive strategy of municipal bond, mortgage bond, and equity overwrite and covered call closed-end funds is warranted.

At the same time, incremental preparations should be made for when the Fed stops its hiking cycle, which we believe is sooner than the consensus view of next June.

If the Fed continues to raise interest rates, the risk of a larger financial correction rises. At this point in the cycle, it is not prudent to take on the risk of principal loss due to spread widening by investing in credit markets.

Rareview Longevity Income Generation Fund

Conversely, the entry point for municipal bond closed-end funds is opportunistic. For example, discounts for our target holdings have widened by 7% or more since the summer of 2017. As a result, the current average discount is wider than all monthly observations over the past 30 years. We are constructive on the valuation and the potential to generate an above-average total return in this sector over the intermediate-term.

Secondly, equity market beta is likely to play less of a role in generating positive returns because the Fed is tightening into late-cycle conditions. Additionally, if the Fed stops its tightening cycle, it is an implicit acknowledgement that financial conditions have tightened too much. Either way, we expect corporate earnings growth to slow as it lacks any tailwind. As a result, we believe risky assets are vulnerable to a pronounced downside scenario, including a bear market.

Because upward momentum in equities has been lacking and volatility has stepped-up to a higher range, equity closed-end fund overwrite and covered call strategies may lead to a better risk-adjusted return. Due to the elevated level of implied volatility, the stand-still return from an overwrite or covered call strategy increases substantially.

With the reductions in credit exposure, an income replacement is required. While neither have a fantastic risk-to-reward valuation, on a relative basis, the equity overwrite and covered call strategies offer a better potential total return. The closed-end funds that the Fund holds have a distribution yield between 7% and 10%, and a lower beta to the S&P 500 of between 0.40 and 0.75.

Thirdly, because concern remains over principal loss, albeit to a lesser degree at this latter stage of the cycle, we believe an allocation to mortgage-backed securities (MBS) closed-end funds is reasonable. Historically, MBS have lower duration than other investment grade bond sectors, lower volatility than other investment grade bond sectors, higher yields than US Treasuries, better relative performance during periods of rising interest rates than other investment grade bond sectors, and lower correlations to equities than corporate credit.

Fourthly, in preparation for when the Fed stops its hiking cycle, and having been largely underweight exposure since last spring, we believe it is timely to moderately increase emerging market exposure, albeit slowly and with a specific focus on local currency debt. We want to have a toe in the water when the US dollar weakens.

In conclusion, we believe we have moved closer to the point where the general negative sentiment towards income-oriented assets in a rising interest rate environment is ending, as the pace of interest rate increases have moderated a great deal. Until then, we continue to invest your assets in a diversified portfolio of income-bearing assets with an emphasis on municipal, mortgage and equity overwrite and covered call closed-end fund strategies. Along the way, we seek to capture inefficiencies in the closed-end fund marketplace, the only product that has three potential return streams: high-income distribution, discount-to-NAV capture, and share price appreciation.

For periodic commentary on the closed-end fund marketplace and other relevant topics, please visit the Adviser’s website at www.rareviewcapital.com.

Rareview Longevity Income Generation Fund

Should you have questions about your account or require assistance, please visit the Fund’s website at www.rareviewfunds.com, or call our customer service team at 1-888-783-8637.

We value your trust and confidence in the Fund and thank you for your investment.

Sincerely,

Neil Azous
Chief Investment Officer
Rareview Capital LLC

This letter reflects our analysis and opinions as of October 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAVs. When the Fund purchases shares of a closed end fund at a discount to its NAV, there can be no assurance that the discount will decrease.

A fund’s distribution yield is the most recently announced dividend amount, annualized based on the payment frequency, then divided by the last price. The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth. The CBOE Volatility Index, or VIX, is an index created by the Chicago Board Options Exchange (CBOE), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities on S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk. The VIX is often referred to as the “investor fear gauge.” Taper Tantrum: Federal Reserve Chairman, Ben Bernanke, announced that the central bank would begin paring back its $85-billion-a-month bond-buying program should the economic data continue to improve. This caused an aggressive stock market sell-off and a significant increase in interest rates. Beta is a measure of the volatility, or systematic risk, of a security or a portfolio, in comparison to the market as a whole. Standard deviation is a measure of the dispersion of a set of data from its mean. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The MSCI ACWI Index is a free-float weighted equity index, including both emerging and developed world markets. The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global

Rareview Longevity Income Generation Fund

investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Discount-to-NAV: A pricing situation that occurs with a closed-end mutual fund when its market price is currently lower than the net asset value of its components.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Schedule of Investments section of this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Rareview Longevity Income Generation Fund is distributed by Quasar Distributors, LLC. Quasar is affiliated with U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC.

Rareview Longevity Income Generation Fund

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The Fund’s investment strategy is to purchase closed-end funds (CEFs) that invest across a diversified group of asset classes. Typical securities will include municipal bonds, investment-grade corporate bonds, high-yield corporate bonds, leveraged loans, emerging-market bonds, convertible debt securities, preferred stocks, US equities, non-US equities, emerging market equities, utility stocks, Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”). Normally, fixed-income securities will represent 60% or more of the Fund’s assets.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

Cumulative Returns Through October 31, 2018
Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of October 31, 2018

	One Year	Since Inception(1)
Rareview Longevity Income Generation Fund (Institutional)	-1.86%	4.00%
Rareview Longevity Income Generation Fund (Retail)	-2.18%	3.80%
Morningstar Multi-Asset High Income Index(2)	-1.65%	3.54%
40% S&P 500/60% Bloomberg Barclays
Capital Aggregate Blend Index (40/60 Blend)(3)	1.77%	5.72%

(1)	November 1, 2016.
(2)
The Morningstar Multi-Asset High Income Index is broadly diversified and seeks to deliver a high level of current income while maintaining long-term capital appreciation. It consists of a comprehensive set of ETFs that collectively target equity, fixed-income and alternative income sources. The Fund compares its performance in this annual report to the Morningstar Multi-Asset High Income Index. The Fund’s Adviser believes the Morningstar Multi-Asset High Income Index is a more appropriate index against which to compare the Fund’s performance than the Fund’s former index, the 40/60 Blend, considering the Fund’s investment strategies, including those that may be characterized as multi-asset strategies. One cannot invest directly in an index.

Rareview Longevity Income Generation Fund

(3)
The 40/60 Blend consists of 40% S&P 500 Total Return Index and 60% Bloomberg Barclays U.S. Aggregate Bond Index. The Standard & Poor’s 500, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). One cannot invest directly in an index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 1-888-783-8637. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

Overall: The Fund modestly underperformed because closed-end fund discounts on aggregate widened by 1.4% over the period. The discounts in all closed-end fund sectors widened for the first time since 2008. Secondly, the Fund had negative performance due to negative total returns across all asset classes. Positive performance from the Fund’s risk overlay strategy offset negative performance.

Fixed Income: A lower allocation to high yield and emerging markets relative to the benchmark generated positive performance. Despite investment grade being below the benchmark, this sector detracted the most from performance. Allocations to municipal and mortgage bonds were moderately higher than the benchmark, and total returns were only very modestly negative. In general, all fixed income assets fell over the period.

Equities: The Fund’s equity holdings underperformed the S&P 500. However, a significant underweight to foreign equities positively contributed to performance relative to the benchmark. Interest rate sensitive equities and alternative sources of income (i.e., REIT, preferred, MLP, convertible) generated moderate positive performance, in line with the benchmark.

Derivatives: During the period, the Fund held derivatives, including futures and options, which were utilized to manage the portfolio’s exposures and mitigate risk during market distress. Derivatives were actively used to mitigate interest rate, equity, and currency risks. Overall, the use of derivatives on a systematic and discretionary basis substantially contributed to performance.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2018?

Asset Allocation: As the period progressed, core short- and intermediate-term projected returns deteriorated. In response, our asset allocation model continued to recommend a defensive portfolio construction. Indicators of Chinese, Asian, and European growth continued to slow at a rapid pace over the course of the year, and this helped the Fund avoid large losses in non-US assets. To end the period, the Fund’s fixed income holdings are at the high end and the equity holdings are at the low end of their allocation bands. Cash was held at the higher end of its range.

Rareview Longevity Income Generation Fund

Closed-End Fund Positioning: The discounts of the closed-end funds held in the Fund at the end of the period were either wider than during the 2008 Global Financial Crisis or at their widest point of this cycle. This is indicative of the general negative sentiment towards both risky and defensive fixed income assets. As such, no specific closed-end fund sector’s relative cheapness was the catalyst for an overweight exposure. Over the last six months, investors flocked to defensive equity strategies, such as overwrite and covered calls, driving their discounts to very tight levels and causing us to reduce exposure to the sector.

Cash: The cash constraints in our asset allocation are 0 to 24%. Due to the underlying leverage in closed-end funds, which is about 1.25x on average, if needed, we can neutralize the entire leverage to reduce the overall portfolio exposure. The Fund’s cash position averaged 11.3% during the period. The cash balance at the end of the period was 21.6%. The higher cash balance at the end of the period was primarily due to significant volatility across asset classes that began to pick up in September and spread to equity markets in early October.

Rareview Longevity Income Generation Fund

Investment Vehicle Allocation(1) (% of Net Assets) (Unaudited)
October 31, 2018

(1)
Data expressed as a percentage of net assets as of October 31, 2018.  Data expressed excludes short futures. Please refer to the Schedule of Investments and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

*	Amount calculated is less than 0.5%.

Asset Class Allocation(2) (% of Investments) (Unaudited)
October 31, 2018

(2)
Data expressed as a percentage of investments, at value, as of October 31, 2018.  Please refer to the Schedule of Investments and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

Rareview Longevity Income Generation Fund

Expense Example (Unaudited)
October 31, 2018

As a shareholder of Rareview Longevity Income Generation Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net
	Expense Ratio	Beginning Account	Ending Account	Expenses Paid During
	(10/31/18)	Value (5/1/18)	Value (10/31/18)	Period (5/1/18 – 10/31/18)(1)
Institutional Class
Actual Expenses(2)	1.83%	$1,000.00	$ 995.40	$ 9.20
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	1.83%	$1,000.00	$1,015.98	$ 9.30
Retail Class
Actual Expenses(2)	2.10%	$1,000.00	$ 994.10	$10.56
Hypothetical Example for
Comparison Purposes
(5% return before expenses)	2.10%	$1,000.00	$1,014.62	$10.66

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the six-month period.
(2)	Based on the actual returns for the six-month period ended October 31, 2018 of -0.46% and -0.59% for Institutional Class and Retail Class, respectively.

Rareview Longevity Income Generation Fund

Schedule of Investments
October 31, 2018

	Shares	Value

CLOSED-END FUNDS – 74.63%
Aberdeen Asia-Pacific Income Fund, Inc.	138,457	$544,136
Aberdeen Global Premier Properties Fund	7,571	40,732
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	48,276	579,312
Apollo Senior Floating Rate Fund, Inc.	11,012	167,272
BlackRock Corporate High Yield Fund, Inc.	48,002	471,380
BlackRock Credit Allocation Income Trust	63,091	739,426
BlackRock Debt Strategies Fund, Inc.	40,137	427,058
BlackRock Income Trust, Inc.	20,125	113,505
BlackRock MuniVest Fund, Inc.	65,897	548,263
BlackRock MuniVest Fund II, Inc.	5,299	67,827
BlackRock MuniYield Quality Fund III, Inc.	32,433	377,844
Cohen & Steers REIT and Preferred Income Fund, Inc.	15,873	288,254
DoubleLine Opportunistic Credit Fund	21,612	418,408
Eaton Vance Risk-Managed Diversified Equity Income Fund	37,403	343,360
Eaton Vance Short Duration Diversified Income Fund	7,689	97,650
Flaherty & Crumrine Total Return Fund, Inc.	16,886	299,895
Invesco Pennsylvania Value Municipal Income Trust	35,643	415,954
Invesco Value Municipal Income Trust	59,096	787,159
Nuveen AMT-Free Quality Municipal Income Fund	85,700	1,039,541
Nuveen California Quality Municipal Income Fund	58,776	725,884
Nuveen Energy MLP Total Return Fund	22,301	211,190
Nuveen Floating Rate Income Fund	35,728	355,851
Nuveen Preferred Securities Income Fund	51,724	434,482
Nuveen Real Estate Income Fund	25,858	237,894
Pioneer High Income Trust	12,814	111,994
Pioneer Municipal High Income Advantage Trust	8,943	93,097
Prudential Global Short Duration High Yield Fund, Inc.	19,208	255,082
Prudential Short Duration High Yield Fund, Inc.	20,748	280,098
Tekla Healthcare Investors Fund	16,737	344,782
Tortoise MLP Fund, Inc.	8,638	124,214
Voya Global Equity Dividend and Premium Opportunity Fund	65,413	431,072
Western Asset Emerging Markets Debt Fund, Inc.	59,757	745,170
Western Asset Global Corporate Defined Opportunity Fund, Inc.	25,321	384,879
Western Asset Managed Municipals Fund, Inc.	33,002	379,853
Total Closed-End Funds
(Cost $13,919,595)		12,882,518

COMMON STOCKS – 0.73%
Ellington Residential Mortgage REIT	11,900	125,664
Total Common Stocks
(Cost $138,149)		125,664

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Investments – Continued
October 31, 2018

		Shares	Value
EXCHANGE TRADED FUNDS – 4.04%
iShares Mortgage Real Estate ETF		16,335	$697,341
Total Exchange Traded Funds
(Cost $693,982)			697,341
		Notional
	Contracts	Amount
PURCHASED OPTIONS – 0.20%
Purchased Call Options (a) – 0.14%
Crude Oil Futures
Settlement: December 2018,
Expiration Date: January 2019,
Exercise Price: $77.50	18	$1,177,920	2,160
Eurodollar 1 Year Mid Curve Futures
Settlement: December 2018,
Expiration Date: December 2018,
Exercise Price: $97.375	375	907,453	7,032
S&P 500 Index
Expiration: November 2018,
Exercise Price: $2,800.00	35	9,491,090	15,225
Total Purchased Call Options			24,417
Purchased Put Options (a) – 0.06%
S&P 500 Index
Expiration: November 2018,
Exercise Price: $2,525.00	20	5,423,480	10,100
Total Purchased Put Options			10,100
Total Purchased Options
(Cost $114,735)			34,517
		Shares
SHORT-TERM INVESTMENTS – 18.26%
Fidelity Investments Money Market Government Portfolio,
Institutional Share Class, 2.06% (b)(c)		3,151,606	3,151,606
Total Short-Term Investments
(Cost $3,151,606)			3,151,606
Total Investments
(Cost $18,018,067) – 97.86%			16,891,646
Other Assets in Excess of Liabilities – 2.14%			369,514
Total Net Assets – 100.00%			$17,261,160

ETF – Exchange Traded Fund
MLP – Master Limited Partnership
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of October 31, 2018.
(c)	A portion of this security has been committed as collateral for open futures contracts. The total value of assets committed as collateral as of October 31, 2018, is $140,573.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Schedule of Open Futures Contracts
October 31, 2018

					Unrealized
		Number of	Notional		Appreciation
Expiration Date	Issue	Contracts Sold	Amount	Value*	(Depreciation)
SHORT FUTURES CONTRACTS
12/17/18	Australian Dollar	(7)	$(495,390)	$2,100	$4,983
12/17/18	South African Rand	(5)	(168,750)	1,063	5,112
				$3,163	$10,095

*	Net value is variation margin receivable (payable).

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement of Assets and Liabilities
October 31, 2018

ASSETS:
Investments, at value (Cost $18,018,067)	$16,891,646
Receivable for investments sold	70,010
Variation margin for futures contracts	3,163
Receivable from Adviser	1,937
Receivable for fund shares issued	10,000
Dividends and interest receivable	38,579
Deposits at brokers for futures	810,903
Prepaid expenses and other receivables	11,001
Total assets	17,837,239

LIABILITIES:
Payable for investments purchased	506,686
Payable to broker for foreign currency (Cost $5,613)	5,444
Payable for distribution fees	1,126
Payable for trustees’ fees	2,400
Payable for fund administration and fund accounting fees	16,432
Payable for compliance fees	2,000
Payable for transfer agent fees	9,375
Payable for custodian fees	1,295
Accrued expenses and other liabilities	31,321
Total liabilities	576,079

NET ASSETS	$17,261,160

NET ASSETS CONSISTS OF:
Paid-in capital	$18,425,653
Accumulated deficit	(1,164,493)
Total net assets	$17,261,160

	Institutional	Retail
	Class Shares	Class Shares
Net assets	$10,232,888	$7,028,272
Shares issued and outstanding(1)	1,045,100	717,750
Net asset value, redemption price, and offering price per share(2)	$9.79	$9.79

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% may be charged on shares redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statement Of Operations
For The Year Ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$962,495
Interest income	28,218
Total investment income	990,713

EXPENSES:
Investment advisory fees (See Note 3)	204,435
Administration and fund accounting fees (See Note 3)	99,654
Transfer agent fees (See Note 3)	55,486
Professional fees	42,440
Federal and state registration fees	37,652
Distribution fees – Retail Class (See Note 5)	17,882
Compliance fees (See Note 3)	11,999
Trustees’ fees (See Note 3)	10,130
Other	9,519
Custodian fees (See Note 3)	8,673
Reports to shareholders	7,043
Shareholder servicing fees – Institutional Class (See Note 5)	5,845
Shareholder servicing fees – Retail Class (See Note 5)	5,378
Broker interest expense	2,379
Total expense before reimbursement	518,515
Less: Expense reimbursement by Adviser (See Note 3)	(188,897)
Net expenses	329,618
NET INVESTMENT INCOME	661,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(174,621)
Written option contracts expired or closed	30,293
Futures contracts	204,868
Net realized gain	60,540
Net change in unrealized appreciation/depreciation on:
Investments	(1,036,554)
Written option contracts	(4,444)
Futures contracts	10,095
Net change in unrealized depreciation	(1,030,903)
Net realized and net change in unrealized loss on investments	(970,363)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(309,268)

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception through
	October 31, 2018	October 31, 2017(1)
OPERATIONS:
Net investment income	$661,095	$258,972
Net realized gain on investments	60,540	296,475
Net change in unrealized depreciation on investments,
written option contracts and futures contracts	(1,030,903)	(85,254)
Net increase (decrease) in net assets resulting from operations	(309,268)	470,193

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	(653,601)	(151,294	)(2)
Retail Class (See Note 4)	(471,824)	(138,564	)(2)
Total distributions to shareholders	(1,125,425)	(289,858)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(3)	2,152,014	16,363,504

NET INCREASE IN NET ASSETS	717,321	16,543,839

NET ASSETS:
Beginning of period	16,543,839	—
End of period	$17,261,160	$16,543,839	(2)

(1)	Inception date of the Fund was November 1, 2016.
(2)
For the period inception through October 31, 2017, net investment income distributions were $151,294 for the Institutional Class and $138,564 for the Retail Class and accumulated net investment income was $0.

(3)	A summary of capital share transactions is as follows:

				For the Period
	Year Ended			Inception through
	October 31, 2018			October 31, 2017(1)
SHARE TRANSACTIONS:	Shares	Amount		Shares	Amount
Institutional Class:
Issued	281,008	$2,848,923		911,737	$9,703,858
Issued to holders in reinvestment of dividends	50,098	510,433		8,218	88,031
Redeemed	(199,989)	(2,081,558	)++	(5,972)	(64,563)
Net increase in Institutional Class	131,117	$1,277,798		913,983	$9,727,326

Retail Class:
Issued	105,643	$1,089,013		735,835	$ 7,735,715
Issued to holders in reinvestment of dividends	45,637	466,439		12,884	137,520
Redeemed	(67,296)	(681,236	)+++	(114,953)	(1,237,057	)+
Net increase in Retail Class	83,984	$874,216		633,766	$6,636,178
Net increase in shares outstanding	215,101	$2,152,014		1,547,749	$16,363,504

+	Net of redemption fees of $993.
++	Net of redemption fees of $134.
+++	Net of redemption fees of $99.
(1)	Inception date of the Fund was November 1, 2016.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

		For the Period
	Year Ended	Inception through
	October 31, 2018	October 31, 2017(#)
Institutional Class

PER SHARE DATA(1):

Net asset value, beginning of period	$10.69	$10.00

INVESTMENT OPERATIONS
Net investment income(2)(3)	0.41	0.39
Net realized and unrealized gain (loss) on investments(4)	(0.60)	0.62
Total from investment operations	(0.19)	1.01
Redemption fees	0.00 (5)	—
Less distributions:
From net investment income	(0.52)	(0.32)
From net realized gains	(0.19)	—
Total distributions	(0.71)	(0.32)
Net asset value, end of period	$9.79	$10.69

TOTAL RETURN(6)	(1.86)%	10.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,233	$9,769
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	2.93%	4.87%
After expense reimbursement(7)(8)	1.82%	1.78%
Ratio of broker interest expense to average net assets(7)	0.01%	—%
Ratio of operating expenses to average net assets excluding broker
interest expenses (after expense reimbursement)(7)(8)	1.81%	1.78%
Ratio of net investment income to average net assets(7)	3.99%	3.69%
Portfolio turnover rate(6)(9)	285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For an Institutional Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Financial Highlights

		For the Period
	Year Ended	Inception through
	October 31, 2018	October 31, 2017(#)
Retail Class

PER SHARE DATA(1):

Net asset value, beginning of period	$10.69	$10.00

INVESTMENT OPERATIONS
Net investment income(2)(3)	0.38	0.36
Net realized and unrealized gain (loss) on investments(4)	(0.59)	0.64
Total from investment operations	(0.21)	1.00
Redemption fees(5)	0.00	0.00
Less distributions:
From net investment income	(0.50)	(0.31)
From net realized gains	(0.19)	—
Total distributions	(0.69)	(0.31)
Net asset value, end of period	$9.79	$10.69

TOTAL RETURN(6)	(2.18)%	10.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,028	$6,775
Ratio of gross expenses to average net assets:
Before expense reimbursement(7)(8)	3.20%	5.19%
After expense reimbursement(7)(8)	2.09%	2.09%
Ratio of broker interest expense to average net assets(7)	0.01%	—%
Ratio of operating expenses to average net assets excluding broker
interest expenses (after expense reimbursement)(7)(8)	2.08%	2.09%
Ratio of net investment income to average net assets(7)	3.72%	3.37%
Portfolio turnover rate(6)(9)	285%	195%

(#)	Inception date of the Fund was November 1, 2016.
(1)	For a Retail Class share outstanding throughout the periods.
(2)	Calculated based on average shares outstanding during the periods.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)
Net realized and unrealized gain per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the periods.

(5)	Amount less than $0.005 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying investment companies as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying investment companies in which the Fund invests.

(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options and futures contracts). The denominator includes the average fair value of long positions throughout each period.

The accompanying notes are an integral part of these financial statements.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements
October 31, 2018

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rareview Longevity Income Generation Fund (the “Fund”) is a “diversified company” as that term is defined in the 1940 Act. Investment advisory services are provided to the Fund by Rareview Capital LLC (the “Adviser”), pursuant to the Investment Advisory Agreement (the “Advisory Agreement”). Neil Azous, by virtue of his ownership of greater than 25% of the Adviser, is considered to be a control person of the Adviser. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The primary investment objective of the Fund is to generate long-term capital appreciation and income. The Fund commenced operations on November 1, 2016. The Fund is a “fund of funds,” meaning that under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in closed-end funds whose share prices trade at a discount or premium relative to the closed-end funds’ underlying asset values. The Fund may also generate income from distributions received from holdings in closed-end funds. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies.

The Fund offers two share classes, the Retail Class and the Institutional Class. Neither class of shares have any front end sales loads or deferred sales charges; however, both classes have a 2.00% redemption fee on shares held 90 days or less, and a shareholder servicing fee of up to 0.15% of daily net assets. The Retail Class shares are subject to a 12b-1 fee of up to 0.25% of average daily net assets.  The Institutional Class is not subject to a 12b-1 fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies conform with generally accepted accounting principles in  the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange-traded

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked prices will be used. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively  traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset values (“NAV”).

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect their fair value.

The Fund has adopted authoritative fair value accounting standards which established an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2018:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$12,882,518	$—	$—	$12,882,518
Common Stocks	125,664	—	—	125,664
Exchange Traded Funds	697,341	—	—	697,341
Purchased Options	—	34,517	—	34,517
Short-Term Investments	3,151,606	—	—	3,151,606
Futures Contracts(1)	—	10,095	—	10,095
Total	$16,857,129	$44,612	$—	$16,901,741

(1)	Futures contracts are valued at the net unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Open Futures Contracts.

The Fund did not have any Level 3 investments during the period. For the year ended October 31, 2018, there were no transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ and futures contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the written option proceeds by the Fund are presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or  payable reflected on  the Statement of Assets and Liabilities. Refer to  Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

and Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Futures Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index and fixed income futures contracts. The Fund may enter into future contracts for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Refer to Note 2 A. for a pricing description. Refer to Note 2 O. for further derivative disclosures and Note 2 L. for further counterparty risk disclosure.

F.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

G.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

H.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

I.  Closed-End Funds – The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

J.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 Fees are expensed at up to 0.25% of average daily net assets of Retail Class Shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.15% of average daily net assets (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

K.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

L.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written and purchased option and futures contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

M.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

N.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

O.  Derivatives – The Fund may utilize derivative instruments such as options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 7 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended October 31, 2018, the Fund’s monthly average quantity and notional value are described below:

	Average		Average
	Quantity		Notional Value
Purchased Option Contracts	335		$8,009,889
Written Option Contracts	105		$5,644,168
Long Futures Contracts	—	*	$28,335
Short Futures Contracts	9		$591,400

*	Average amount is less than 0.50.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2018:

	Statement of Assets and	Fair Value
Derivatives	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:
Commodity	Investments, at value	$2,160	$—
Equity	Investments, at value	25,325	—
Interest Rate	Investments, at value	7,032	—
Futures Contracts:
Foreign Exchange	Variation margin for
	futures contracts	3,163	—
Total		$37,680	$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

	Amount of Realized Gain (Loss) on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts*	Option Contracts	Contracts	Total
Commodity Contracts	$73,510	$(23,183)	$(10,516)	$39,811
Foreign Exchange Contracts	(12,738)	—	1,124	(11,614)
Equity Contracts	442,373	18,234	183,995	644,602
Interest Rate Contracts	(63,893)	35,242	30,265	1,614
Total	$439,252	$30,293	$204,868	$674,413

	Change in Unrealized Appreciation/Depreciation on Derivatives
	Purchased	Written	Futures
Derivatives	Option Contracts**	Option Contracts	Contracts	Total
Commodity Contracts	$(16,963)	$—	$—	$(16,963)
Foreign Exchange Futures Contracts	—	—	10,095	10,095
Equity Contracts	(25,065)	(3,356)	—	(28,421)
Interest Rate Contracts	(15,716)	(1,088)	—	(16,804)
Total	$(57,744)	$(4,444)	$10,095	$(52,093)

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation/depreciation on investments.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.20% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Retail Class (See Note 5), shareholder servicing fees (See Note 5), any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of the Fund’s average daily net assets. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Expiration	Amount
10/31/20	$227,968
10/31/21	$188,897

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s  expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

The beneficial ownership, either directly or indirectly, of more than 25% of a fund’s voting securities creates a presumption of control. At October 31, 2018, 79.01% of the shares outstanding of the Retail Class were owned by two omnibus accounts. At October 31, 2018, 30.56% of the shares outstanding of the Institutional Class was owned by one omnibus account. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended October 31, 2018, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Investments
Tax cost of investments	$18,072,175 *
Gross unrealized appreciation	$19,049
Gross unrealized depreciation	(1,194,927)
Net unrealized depreciation	(1,175,878)
Undistributed ordinary income	603
Undistributed long-term capital gains	49,640
Other accumulated losses	(38,858)
Total accumulated deficit	$(1,164,493)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and derivatives.

As of October 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable year ended October 31, 2018, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the quarter from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. The permanent differences were due to closed-end fund adjustments. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2018, the following table shows the reclassifications made:

Accumulated Deficit	Paid-in Capital
$89,632	$(89,632)

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2017	$289,858	$—	$289,858
2018	1,096,050	29,375	1,125,425

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Retail Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended October 31, 2018, the Retail Class incurred expenses of $17,882 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets in the Retail Class and Institutional Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended October 31, 2018, the Retail Class and Institutional Class incurred expenses of $5,378 and $5,845 pursuant to the Agreement, respectively.

Distribution and shareholder servicing fees are not subject to the Operating Expenses Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.75%.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options and futures, by the Fund for the year ended October 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$43,273,399	$43,171,348

Rareview Longevity Income Generation Fund

Notes to the Financial Statements – Continued
October 31, 2018

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for exchange traded derivatives. Refer to Note 2 O. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged	Amount
Assets:
Description
Futures Contracts*	$10,095	$—	$10,095	$—	$—	$10,095
	$10,095	$—	$10,095	$—	$—	$10,095

*
Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Open Futures Contracts.  Only the current day variation margin for futures contracts is separately reported within the Fund’s Statement of Assets and Liabilities.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of December 20, 2018, David A. Cox no longer serves as Treasurer and Principal Financial Officer to the Trust.

On December 28, 2018, the Fund declared a long-term capital gain distribution of $0.02833 per share for the Retail and Institutional Class; an income distribution of $0.14592887 and $0.15046254 per share for the Retail and Institutional Class, respectively; all payable on December 28, 2018 to the shareholders of record on December 27, 2018.

Rareview Longevity Income Generation Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Rareview Longevity Income Generation Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open futures contracts, of Rareview Longevity Income Generation Fund (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2018, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 31, 2018

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited)
October 31, 2018

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At an in-person meeting held on July 19, 2018 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Rareview Longevity Income Generation Fund (the “Fund”), and Rareview Capital LLC (“Rareview”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Rareview to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Rareview provided information to the Board in response to requests submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Rareview included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Rareview, including Rareview’s personnel and portfolio manager, and the investment practices and techniques used by Rareview in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Rareview and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Rareview’s profitability and economies of scale; and (v) other “fall-out” benefits Rareview and/or its affiliates may receive based on their relationships with the Fund.  In addition to the Meeting, the Board met telephonically on July 10, 2018 with USBFS to discuss the materials that had been furnished by Rareview in response to the information requests.  The Board also met periodically over the course of the year. At these meetings, representatives of Rareview furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Rareview, and compliance and operational matters related to the Fund and Rareview.

In considering and approving the Advisory Agreement for another year, the Board considered the information they deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Rareview. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Rareview under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Rareview’s investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered that Rareview had been managing the Fund’s portfolio since its inception.

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2018

The Board evaluated the ability of Rareview, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Rareview’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, Rareview was capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of December 31, 2017 as compared to its benchmark index, a blended index comprised of 40% S&P 500 Index and 60% Barclays Capital Aggregate Blend Index, noting the Fund’s Institutional Class shares had outperformed the index for the one-year and since inception periods. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended April 30, 2018 as compared to its Morningstar, Inc. (“Morningstar”) peer group of US Fund Allocation – 30% to 50% Equity funds, which was limited to only unaffiliated and actively-managed funds of funds for the purposes this comparison, and noted that the Fund’s Institutional Class shares had underperformed the Morningstar peer group average and median for both periods. The Board considered Rareview’s explanation of the differences between the Fund and those funds included in the peer group.  The Board also considered the Fund’s investment performance for the one-month, year-to-date, three-month, one-year and since inception periods ended April 30, 2018, and the calendar year ended December 31, 2017, as compared to the Morningstar peer group of US Fund Allocation 15% to 30% Equity funds and the Morningstar Multi-Asset High Income Index, as reflected in a supplemental report prepared by Rareview, noting Rareview’s belief that such comparisons are better aligned with the Fund’s investment strategy than the peer group assigned to the Fund by Morningstar. The Board noted the Fund slightly outperformed the Morningstar Multi-Asset High Income Index and outperformed the US Fund Allocation 15% to 30% Equity peer group for the since inception period, and outperformed the US Fund Allocation 15% to 30% Equity category group and the US Fund Allocation 30% to 50% category group for the calendar year ended December 31, 2017.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

COSTS OF SERVICES PROVIDED

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Rareview for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by USBFS in consultation with Rareview. The Board noted that the Management Fee Rate was higher than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Rareview. The Board noted Rareview did not manage any other accounts than the Fund.

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2018

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was not unreasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Rareview had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.75% of the average daily net assets. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by USBFS to select the mutual funds and share classes in the Expense Group. The Board noted the Fund’s net expense ratio for both Institutional Class and Retail Class shares was higher than the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITS TO BE REALIZED AND EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Board requested and received a report on Rareview’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2018. The Board recognized that Rareview was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Rareview expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Rareview’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board understood that the Expense Limitation Agreement was limiting costs to shareholders and provided a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Rareview continued to expand its operations and the Fund continued to accrue assets.

BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding “fall-out” or ancillary benefits to Rareview as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions; in this regard, Rareview confirmed it had benefited firm-wide from soft dollar benefits over the past twelve months. Ancillary benefits could also include benefits potentially derived from an increase in Rareview’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Rareview, or to operate other

Rareview Longevity Income Generation Fund

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2018

products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Rareview were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited)
October 31, 2018

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)
Koji Felton	Trustee	Indefinite	Retired. Counsel, Kohlberg	1	None
(born 1961)		Term;	Kravis Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000 – 2012);
Director, Inside
Trustee,
Brandes Funds
LTD
(2002 – 2012).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017)
2015.

Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite	Senior Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bank (since 2010)
Since
September
2015.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited) – Continued
October 31, 2018

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S. Bank	Not	Not
(born 1977)	and Principal	Term;	Global Fund Services	Applicable	Applicable
	Executive	Since	(since 2011).
	Officer	September
2015.

David A. Cox(4)	Treasurer	Indefinite	Vice President, U.S. Bank	Not	Not
(born 1982)	and	Term;	Global Fund Services	Applicable	Applicable
	Principal	Since	(since 2018);
	Financial	January	Assistant Vice President
	Officer	2016.	(2011 – 2017).

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S. Bank	Not	Not
(born 1979)	Compliance	Term;	Global Fund Services	Applicable	Applicable
	Officer and	Since	(since 2016); Director of
	Anti-Money	January	Compliance, Catholic Financial
	Laundering	2017.	Life, and Supervising
	Officer		Principal, MWA Financial
Services (2012 – 2016).

Rachel Spearo	Secretary	Indefinite	Vice President, U.S. Bank	Not	Not
(born 1980)		Term;	Global Fund Services	Applicable	Applicable
		Since	(since 2015), Assistant
		December	Vice President (2010 – 2015).
2015.

Julie Keller	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1966)	Treasurer	term;	U.S. Bank Global	Applicable	Applicable
		Since	Fund Services
		April	(since 2008).
2018.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2018, the Trust was comprised of 10 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Ms. Armour is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that she is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

(4)	Refer to Note 8 within the Financial Statements.

Rareview Longevity Income Generation Fund

Additional Information (Unaudited) – Continued
October 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-783-8637.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-783-8637. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-783-8637, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 16.88%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018 was 12.90%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 20.84%.

Rareview Longevity Income Generation Fund

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Rareview Capital LLC
1266 East Main Street, Suite 700R
Stamford, CT 06902

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-783-8637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2018 and October 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$16,000	$16,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)  /s/ John Hedrick
John Hedrick, President

Date 12/28/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ John Hedrick
John Hedrick, President

Date 12/28/18

By (Signature and Title)  /s/ Julie Keller
Julie Keller, Assistant Treasurer

Date 12/28/18